UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2014

PROSPECT GLOBAL RESOURCES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54438	26-3024783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1401 17th Street, Suite 1550
Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 990-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Current Report on Form 8-K/A is being filed to insert the last sentence of Item 5.07.  All share numbers do not give effect to the registrant’s one-for-50 reverse common stock split that occurred on September 4, 2013.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Amendment of Equity Incentive Plans

On August 30, 2013 at the 2013 annual meeting of stockholders of Prospect Global Resources Inc. our stockholders approved amendments to our Amended and Restated 2011 Employee Equity Incentive Plan and Amended and Restated 2011 Director and Consultant Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under the plans from 13,500,000 and 8,200,000, respectively, to an aggregate of 96,700,000 shares which shall become 10% of our outstanding shares of capital stock from time to time on the first date upon which the aggregate number of shares available for grant under the plans is less than that amount.

The amendments to the Employee Plan and Director and Consultant Plan had been previously approved, subject to shareholder approval, by our board of directors. The amendments to the Employee Plan and Director and Consultant Plan became effective immediately upon stockholder approval at the annual meeting.

A summary of the material terms of the Employee Plan and Director and Consultant Plan are set forth in our definitive proxy statement for the annual meeting filed with the Securities and Exchange Commission on August 1, 2013. That summary and the foregoing description are qualified in their entirety by reference to the text of the Employee Plan and the Director and Consultant Plan, which are filed respectively as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2013 annual meeting our stockholders approved granting authority to our board of directors to implement a reverse stock split of up to 50:1, and on August 30, 2013 our board approved a reverse stock split of 50:1 to be effective at 12:01 a.m mountain time on September 4, 2013.  We filed an amendment to our Articles of Incorporation in connection with the reverse stock split which is filed as Exhibit 4.1 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our annual meeting of stockholders on August 30, 2013 at the offices of Brownstein Hyatt Farber Schreck, LLP, located at 410 17th Street, Suite 2200, Denver, CO 80202.

The results of the matters voted on at the annual meeting, based on the presence in person or by proxy of holders of record of 89,424,039 shares of the 115,119,415 shares of our common stock entitled to vote, were as follows:

1. The election of the following to serve as directors until the 2013 annual meeting of stockholders or until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal, was approved as follows:

	FOR	WITHHELD
Barry Munitz	48,342,701	8,455,603
Chad Brownstein	47,532,365	9,265,939
Marc Holtzman	45,967,073	10,831,231
Zhi Zhong Qiu	44,304,831	12,493,473
J. Ari Swiller	47,118,744	9,679,560
Conway J. Schatz	47,272,361	9,525,943

2. The authorization of our board of directors to implement a reverse stock split of up to 50-for-one shares was approved as follows:

FOR	AGAINST	ABSTAIN
65,422,825	23,700,860	300,354

3. The conversion of $5.5 million of preferred stock held by two of our stockholders into the same units issued in our June 2013 public offering was approved as follows:

FOR	AGAINST	ABSTAIN
32,950,351	9,148,489	14,699,464

4. The results of the advisory vote on executive compensation was:

FOR	AGAINST	ABSTAIN
54,543,951	2,062,411	191,942

5. The results of the advisory vote on the frequency of an advisory vote on executive compensation was:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
47,952,558	623,316	1,830,500	6,391,930

6. The amendment to the Amended and Restated 2011 Employee Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under this plan was approved as follows:

FOR	AGAINST	ABSTAIN
41,797,639	12,347,185	29,164

7. The amendment to the Amended and Restated 2011 Director and Consultant Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under this plan was approved as follows:

FOR	AGAINST	ABSTAIN
67,661,194	15,266,424	6,496,421

The Company has decided to hold a shareholder advisory vote on executive compensation at each annual meeting.

Item 8.01              Other Events.

On September 4, 2013 we announced further details regarding our current drilling program.  The press release is attached as exhibit 99.1.

The information in Exhibit 99.1 is deemed “furnished” and not filed under Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Identification of Exhibits
4.1	Amendment to Second Amended and Restated Articles of Incorporation (incorporated herein by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed on September 4, 2013).
10.1	Second Amended and Restated 2011 Employee Equity Incentive Plan (incorporated herein by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed on September 4, 2013).
10.2

Second Amended and Restated 2011 Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed on September 4, 2013).

99.1	Press Release (incorporated herein by reference to Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed on September 4, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT GLOBAL RESOURCES INC.

Date: February 24, 2014	By:	/s/ Damon G. Barber
Damon G. Barber
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Identification of Exhibits
4.1	Amendment to Second Amended and Restated Articles of Incorporation (incorporated herein by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed on September 4, 2013).
10.1	Second Amended and Restated 2011 Employee Equity Incentive Plan (incorporated herein by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed on September 4, 2013).
10.2

Second Amended and Restated 2011 Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed on September 4, 2013).

99.1	Press Release (incorporated herein by reference to Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed on September 4, 2013).